Exhibit 99.1

FOR IMMEDIATE RELEASE
August 29, 2006

Novell Reports Preliminary Financial Results for Third Fiscal Quarter 2006

•   Linux Platform Products revenue grows 30% year-over-year
•   Identity and Access Management revenue up 46% year-over-year
•   Announces voluntary stock-based compensation review

WALTHAM, Mass. – August 29, 2006 — Novell, Inc. (NASDAQ:NOVL) today announced preliminary financial results for its third fiscal quarter ended July 31, 2006. These financial results are preliminary because Novell, during this quarter, began a self-initiated, voluntary review of the company's historical stock-based compensation practices and related potential accounting impact. The financial results reported today do not take into account any adjustments that may be required in connection with the completion of the stock-based compensation review and should be considered preliminary until Novell files its Form 10-Q for the third fiscal quarter ended July 31, 2006.

Financial Results

For the third fiscal quarter 2006, Novell reported net revenue of $241 million, compared to net revenue of $252 million for the third fiscal quarter 2005. The loss available to common stockholders from continuing operations in the third fiscal quarter 2006 was $3 million or $0.01 loss per diluted common share. This compares to income available to common stockholders from continuing operations of $0.4 million, or $0.00 per diluted common share, for the third fiscal quarter 2005.

On a non-GAAP basis, adjusted income available to common stockholders from continuing operations for the third fiscal quarter 2006 was $20 million, or $0.05 per diluted common share. Those amounts excluded stock-based compensation, severance-related expenses, a loss on the planned disposition of our Japan consulting group, a gain on sale of property, plant and equipment and related adjustments for income taxes, debt interest expense and the allocation of earnings to preferred stockholders. This compares to non-GAAP adjusted income available to common stockholders from continuing operations of $13 million, or $0.03 per diluted common share, for the third fiscal quarter 2005. These amounts primarily exclude restructuring charges and related adjustments for income taxes, debt interest expense and the allocation of earnings to preferred stockholders.

In the third fiscal quarter 2006, Novell finalized the disposition of its Celerant consulting subsidiary. Accordingly, all Celerant financial results were excluded from Novell's continuing operations for income statement reporting purposes. Celerant's results for all periods presented are reported as discontinued operations.

During the third fiscal quarter 2006, Novell reported $12 million of revenue from Linux* Platform Products, up 30% year-over-year. Revenue from Identity and Access Management was $26 million, up 46% year-over-year. Combined revenue from Open Enterprise Server and NetWare-related products declined 19% from the year ago period.

“Novell's focus on execution and acceleration of our strategy resulted in continued strong growth in Linux and Identity revenues, ” said Ron Hovsepian, president and CEO of Novell. “The launch of SUSE Linux Enterprise 10 and the rollout of a new marketing campaign earlier this month has generated widespread customer and partner enthusiasm, and we are aggressively moving to drive adoption of the new platform. ”

Cash, cash equivalents and short-term investments were $1.3 billion at July 31, 2006, consistent with last quarter. Days sales outstanding in accounts receivable was 88 days at the end of the third fiscal quarter 2006, up from 77 days in the year ago quarter. Accounts receivable aging remains within historical ranges. Deferred revenue was $391 million at the end of the third fiscal quarter 2006, up $25 million, or 7%, from the prior year. Cash flow from operations was $33 million for the third fiscal quarter 2006, up from $15 million from the third fiscal quarter 2005.

Full details on Novell's preliminary results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

Stock-Based Compensation Review

Novell initiated the voluntary review of historical stock-based compensation practices and the related potential accounting impact in light of news about the stock option practices of numerous companies across several industries. Based on preliminary findings, the Audit Committee of Novell's Board of Directors engaged independent outside legal counsel to conduct the review.

The Audit Committee is working to complete the stock-based compensation review in a timely manner, and Novell intends to file its Quarterly Report on Form 10-Q for the period ended July 31, 2006 as soon as practicable after the Audit Committee's review is concluded. At this time, Novell is not in a position to predict when the stock-based compensation review will be completed and it is possible that Novell may not file its Quarterly Report on Form 10-Q for the third fiscal quarter ended July 31, 2006 on a timely basis.

This review may result in the need to record non-cash stock compensation charges and related tax effects. Novell does not know whether any such compensation charges would affect the preliminary financial results for its third fiscal quarter ended July 31, 2006 being announced today, or would be deemed to be material and require the company to restate previously issued financial statements. Novell will also need to determine the impact of this matter on its system of internal controls.

Financial Outlook

Novell management provides the following financial guidance:

  Net revenue for the fourth fiscal quarter 2006 is expected to be between $246 million and $256 million.
  On a non-GAAP basis, income available to common stockholders from continuing operations per diluted common share for the fourth fiscal quarter 2006 is expected to be $0.04, excluding an estimated $0.03 per share expense from stock-based compensation.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults/.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET August 29, 2006, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Web site approximately two hours after its conclusion, and will be available for telephone playback through midnight ET, September 6, 2006. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 3713912.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Linux Platform Products. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s success in executing its Linux, Identity and Access Management and Resource Management strategies, Novell’s ability to take a competitive position in the Linux, Identity and Access Management and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, the final conclusions of the Audit Committee (and the time of such conclusions) concerning matters relating to the company's stock-based compensation practices and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on January 10, 2006. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

There can be no assurance that the outcome of the review by the company's Audit Committee of the company's past stock-based compensation practices and the related potential accounting impact will not result in changes in the preliminary financial results for the third fiscal quarter 2006 or a restatement of financial results provided by the company for any historical period. In addition, the review and possible conclusions may require additional expenses to be recorded; may adversely affect our ability to file required reports with the U.S. Securities and Exchange Commission (“SEC”) on a timely basis, our conclusions on the effectiveness of our internal control over financial reporting and disclosure controls and procedures and our ability to meet the requirements of the Nasdaq Stock Market for continued listing of our shares; and may result in claims and proceedings relating to such matters, including shareholder litigation and actions by the SEC and/or other governmental agencies and negative tax or other implications for the company resulting from any accounting adjustments or other factors.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers Software for the Open Enterprise™. With more than 50,000 customers in 43 countries, Novell helps customers manage, simplify, secure and integrate their technology environments by leveraging best-of-breed, open standards-based software. With over 20 years of experience, 5,000 employees, 5,000 partners and support centers around the world, Novell helps customers gain control over their IT operating environment while reducing cost. More information about Novell can be found at http://www.novell.com.

_________________

Novell and NetWare are registered trademarks, and Software for the Open Enterprise is a trademark of Novell, Inc. in the United States and other countries. * Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                                          Novell, Inc.
                             Consolidated Unaudited Condensed Statements of Operations (Preliminary)
                                             (In thousands, except per share data)

                                                 Fiscal Quarter Ended                  Fiscal Year-to-Date
                                            -------------------------------       -------------------------------
                                            Jul 31, 2006      Jul 31, 2005        Jul 31, 2006      Jul 31, 2005
                                            --------------    -------------       -------------     -------------
Net revenue:
  Software licenses                              $ 45,435         $ 45,628           $ 127,600         $ 135,692
  Maintenance and services                        195,917          206,754             594,772           615,913
                                            --------------    -------------       -------------     -------------
Total net revenue                                 241,352          252,382             722,372           751,605
                                            --------------    -------------       -------------     -------------

Cost of revenue:
  Software licenses                                 4,984            4,475              13,322            13,970
  Maintenance and services                         75,711           80,171             230,348           249,043
                                            --------------    -------------       -------------     -------------
Total cost of revenue                              80,695           84,646             243,670           263,013
                                            --------------    -------------       -------------     -------------

Gross profit                                      160,657          167,736             478,702           488,592
                                            --------------    -------------       -------------     -------------

Operating expense (income):
  Sales and marketing                              89,463           84,457             265,034           262,126
  Product development                              47,238           50,304             140,627           150,949
  General and administrative                       25,298           24,453              80,186            68,118
  Restructuring expenses                                -            9,443              (1,000)           19,692
  Purchased in-process research and development         -                -               2,110               480
  Gain on sale of property, plant and equipment    (3,778)               -              (5,968)           (1,589)
  Gain on legal settlements                             -                -              (1,225)         (447,560)
  Loss on Japan consulting group held for sale      8,273                -               8,273                 -
  Executive termination benefits                    9,409                -               9,409                 -
                                            --------------    -------------       -------------     -------------
Total operating expense                           175,903          168,657             497,446            52,216
                                            --------------    -------------       -------------     -------------

Income (loss) from operations                     (15,246)            (921)            (18,744)          436,376

Other income, net                                  10,811            8,350              36,760            21,816
                                            --------------    -------------       -------------     -------------

Income (loss) from continuing operations,
  before income taxes                              (4,435)           7,429              18,016           458,192

Income tax expense (benefit)                       (1,948)           6,869              13,031            81,234
                                            --------------    -------------       -------------     -------------

Income (loss) from continuing operations           (2,487)             560               4,985           376,958

Income from discontinued operations,
  before income taxes                              12,165            2,752              13,743             7,642
Income tax expense (benefit)                       (2,871)           1,172                 972             2,926
                                            --------------    -------------       -------------     -------------
Income from discontinued operations                15,036            1,580              12,771             4,716

Income before cumulative effect of a
  change in accounting principle                   12,549            2,140              17,756           381,674

Cumulative effect of a change in
  accounting principle                               (897)               -                (897)                -
                                            --------------    -------------       -------------     -------------

Net income                                       $ 11,652          $ 2,140            $ 16,859         $ 381,674
                                            ==============    =============       =============     =============

Income (loss) available to common
stockholders - diluted:

  Continuing operations                          $ (2,534)           $ 430             $ 4,824         $ 377,125
                                            ==============    =============       =============     =============

  Net income                                     $ 11,554          $ 1,910            $ 16,478         $ 381,539
                                            ==============    =============       =============     =============

Income (loss) per share available
to common stockholders - diluted:

  Continuing operations                           $ (0.01)          $ 0.00              $ 0.01            $ 0.87

  Net income                                      $  0.03           $ 0.00              $ 0.04            $ 0.88

Weighted average shares - diluted                 340,127          385,377             374,472           435,820 (1)

(1) Diluted weighted average shares includes 52 million potential shares related to convertible debt.

Reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

Stock-based compensation expense recorded in above amounts:

                                                 Fiscal Quarter Ended                  Fiscal Year-to-Date
                                            -------------------------------       -------------------------------
                                            Jul 31, 2006      Jul 31, 2005        Jul 31, 2006      Jul 31, 2005
                                            --------------    -------------       -------------     -------------
Cost of revenue                                   $ 1,053           $    2            $  3,038           $     4
Sales and marketing                                 3,133              446               9,709               804
Product development                                 1,999              294               6,386               947
General and administrative                          1,414             (919)              9,628              (521)
                                            --------------    -------------       -------------     -------------
  Total stock-based compensation expense          $ 7,599           $ (177)           $ 28,761           $ 1,234
                                            ==============    =============       =============     =============

                                        Novell, Inc.
                    Consolidated Unaudited Condensed Balance Sheets (Preliminary)
                                       (In thousands)

                                                     Jul 31, 2006                 Oct 31, 2005
                                                  -------------------          -------------------
Assets

Current assets:
    Cash and cash equivalents                              $ 500,716                    $ 811,238
    Short-term investments                                   798,615                      843,666
    Receivables, net                                         236,112                      293,627
    Prepaid expenses                                          32,159                       30,777
    Other current assets                                      24,766                       29,745
    Current assets held for sale                               2,930                            -
                                                  -------------------          -------------------
Total current assets                                       1,595,298                    2,009,053

Property, plant and equipment, net                           186,752                      212,377
Long-term investments                                         55,064                       54,340
Goodwill                                                     427,375                      395,509
Intangible assets, net                                        44,919                       56,421
Deferred income taxes                                          1,334                        1,384
Other assets                                                  33,085                       32,774
                                                  -------------------          -------------------

Total assets                                             $ 2,343,827                  $ 2,761,858
                                                  ===================          ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                        $ 40,320                     $ 45,445
    Accrued compensation                                     105,934                      113,760
    Other accrued liabilities                                 78,521                      131,105
    Income taxes payable                                      53,894                       56,869
    Deferred revenue                                         390,799                      405,751
    Current liabilities held for sale                            619                            -
                                                  -------------------          -------------------
Total current liabilities                                    670,087                      752,930

Deferred income taxes                                          3,995                        4,537
Senior convertible debentures                                600,000                      600,000
                                                  -------------------          -------------------

Total liabilities                                          1,274,082                    1,357,467

Minority interests                                                 -                        8,555

Preferred stock                                                9,350                        9,350

Stockholders' equity                                       1,060,395                    1,386,486
                                                  -------------------          -------------------

Total liabilities and stockholders' equity               $ 2,343,827                  $ 2,761,858
                                                  ===================          ===================

                                                             Novell, Inc.
                                   Consolidated Unaudited Condensed Statements of Cash Flows (Preliminary)
                                                            (In thousands)

                                                                       Fiscal Quarter Ended                Fiscal Year-to-Date
                                                                    ----------------------------       ----------------------------
                                                                    Jul 31, 2006    Jul 31, 2005       Jul 31, 2006   Jul 31, 2005
                                                                    -------------   ------------       ------------   -------------

Cash flows from operating activities:
 Net income                                                             $ 11,652        $ 2,140           $ 16,859       $ 381,674
 Adjustments to reconcile net income to net cash provided by operating activities:
   Stock-based compensation expense                                        7,599           (177)            29,024           1,234
   Tax effects of stock-based compensation plans                          (1,028)         2,906              4,258          16,166
   Excess tax benefits from stock-based compensation                       1,028              -             (4,258)              -
   Depreciation and amortization                                           8,773         11,284             31,151          41,074
   Loss on Japan consulting group held for sale                            8,273              -              8,273               -
   Gain on sale of Celerant, discontinued operations before taxes        (11,960)             -            (11,960)              -
   Executive termination benefits                                          9,409              -              9,409               -
   Cumulative effect of a change in accounting principle                     897              -                897               -
   Changes in accounts receivable allowances                                 243         (3,563)            (4,660)         (9,352)
   Utilization of previously reserved acquired net operating losses          340              -              3,860          29,600
   Gain on sale of property, plant and equipment                          (3,778)             -             (5,968)         (1,589)
   Impairment of long-term investments, net of gains                         128           (822)               626           1,108
   Purchased in-process research and development                               -              -              2,110             480
   Changes in current assets and liabilities, excluding the effect
    of acquisitions and dispositions                                       1,267          3,730            (45,601)        (18,234)
                                                                    -------------   ------------       ------------   -------------

    Net cash provided by operating activities                             32,843         15,498             34,020         442,161
                                                                    -------------   ------------       ------------   -------------

Cash flows from financing activities:
   Issuance of common stock, net                                           3,592          3,056             21,674          16,035
   Excess tax benefits from stock-based compensation                      (1,028)             -              4,258               -
   Payment of cash dividends on Series B Preferred Stock                     (94)          (125)              (141)           (375)
   Repurchases of common stock, retired                                 (132,521)             -           (400,000)              -
                                                                    -------------   ------------       ------------   -------------

    Net cash (used) provided by financing activities                    (130,051)         2,931           (374,209)         15,660
                                                                    -------------   ------------       ------------   -------------

Cash flows from investing activities:
   Purchases of property, plant and equipment                             (2,229)        (8,484)           (16,783)        (20,168)
   Proceeds from the sale of property, plant and equipment                17,734              -             24,992          10,421
   Proceeds from repayment of note receivable                                  -              -              9,092               -
   Short-term investment activity                                         (1,223)        (8,583)            45,035         153,792
   Long-term investment activity                                           1,586          1,666             (1,428)         (1,352)
   Cash paid for equity investment in Open Invention Network, LLC              -              -             (4,225)              -
   Proceeds from the sale of Celerant, net of cash divested               37,922              -             37,922               -
   Cash paid for acquisition of Tally Systems and Immunix,
    net of cash acquired                                                       -              -                  -         (33,829)
   Cash paid for acquisition of e-Security, net of cash acquired               -              -            (71,550)              -
   Purchase of intangible assets                                          (1,159)             -             (1,159)        (15,500)
   Other                                                                   3,219         (4,077)             7,771             241
                                                                    -------------   ------------       ------------   -------------

    Net cash provided (used) by investing activities                      55,850        (19,478)            29,667          93,605
                                                                    -------------   ------------       ------------   -------------

(Decrease) increase in cash and cash equivalents                         (41,358)        (1,049)          (310,522)        551,426

Cash and cash equivalents - beginning of period                          542,074        986,879            811,238         434,404
                                                                    -------------   ------------       ------------   -------------

Cash and cash equivalents - end of period                              $ 500,716      $ 985,830          $ 500,716       $ 985,830
                                                                    =============   ============       ============   =============

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                        Novell, Inc.
                                 Unaudited Non-GAAP Adjusted Earnings Information (Preliminary)
                                        (In thousands, except per share data)

                                                           Fiscal Quarter Ended                  Fiscal Year-to-Date
                                                      ------------------------------       -------------------------------
                                                      Jul 31, 2006     Jul 31, 2005        Jul 31, 2006      Jul 31, 2005
                                                      -------------    -------------       --------------    -------------
    GAAP diluted income (loss) available to common
      stockholders from continuing operations             $ (2,534)           $ 430              $ 4,824        $ 377,125
                                                      -------------    -------------       --------------    -------------

      Pre-tax adjustments:
        Stock-based compensation expense                     7,599             (177)              28,761            1,234
        Restructuring expenses                                   -            9,443               (1,000)          19,692
        Purchased in-process research and development            -                -                2,110              480
        Gain on sale of property, plant and equipment       (3,778)               -               (5,968)          (1,589)
        Gain on legal settlements                                -                -               (1,225)        (447,560)
        Loss on Japan consulting group held for sale         8,273                -                8,273                -
        Executive termination payments                       9,409                -                9,409                -
        Impairment of long-term investments, net of gains      128             (822)                 626            1,108

      Income tax adjustments:
        Tax adjustments, net                                   (49)            (301)                (752)          (2,055)
        Cumulative tax effect of the Microsoft settlement        -            2,900                    -           72,260

      Diluted income (loss) adjustments:
        Debt interest expense                                1,493            1,493                4,479           (4,479)
        Allocation of earnings to preferred stockholders       (83)            (114)                (161)           3,727
                                                      -------------    -------------       --------------    -------------

      Total net adjustments                                 22,992           12,422               44,552         (357,182)

    Non-GAAP diluted income available to common
      stockholders from continuing operations             $ 20,458         $ 12,852             $ 49,376         $ 19,943
                                                      =============    =============       ==============    =============

    GAAP diluted income (loss) per common share
    from continuing operations                             $ (0.01)          $ 0.00               $ 0.01           $ 0.87
        Adjustments detailed above                            0.06             0.03                 0.10            (0.82)
                                                      -------------    -------------       --------------    -------------

    Non-GAAP diluted income per common share
    from continuing operations                              $ 0.05           $ 0.03               $ 0.11           $ 0.05
                                                      =============    =============       ==============    =============

    GAAP diluted weighted average shares
    from continuing operations                             340,127          385,377              374,472          435,820

      Change in dilution from:
        Conversion of convertible debt                      52,074           52,074               52,074          (52,074)
        Stock option exercises                               5,460                -                4,146                -
        Restricted stock                                       141             (272)                (532)               -
                                                      -------------    -------------       --------------    -------------

    Non-GAAP diluted weighted average shares               397,802          437,179              430,160          383,746
                                                      =============    =============       ==============    =============

    Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                    Novell, Inc.
                                        Consolidated Unaudited Condensed Statements of Operations (Preliminary)
                                                       (In thousands, except per share data)

                                                                      Fiscal Year                                                         Trailing Four
                                                  Q3 2005%        2005          %       Q2 2006       %        Q3 2006       %       Quarters        %
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------
Net revenue:
  Software licenses                                $ 45,628      18.1    $ 213,803      20.6     $ 40,063     16.8      $ 45,435     18.8     $ 205,711      20.4
  Maintenance and services                          206,754      81.9      825,420      79.4      198,663     83.2       195,917     81.2       804,279      79.6
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------
Total net revenue                                   252,382     100.0    1,039,223     100.0      238,726    100.0       241,352    100.0     1,009,990     100.0
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Cost of revenue:
  Software licenses                                   4,475       1.8       21,600       2.1        4,041      1.7         4,984      2.1        20,951       2.1
  Maintenance and services                           80,171      31.8      331,136      31.9       77,611     32.5        75,711     31.4       312,442      30.9
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------
Total cost of revenue                                84,646      33.5      352,736      33.9       81,652     34.2        80,695     33.4       333,393      33.0
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Gross profit                                        167,736      66.5      686,487      66.1      157,074     65.8       160,657     66.6       676,597      67.0
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Operating expense (income):
  Sales and marketing                                84,457      33.5      354,335      34.1       88,715     37.2        89,463     37.1       357,243      35.4
  Product development                                50,304      19.9      206,478      19.9       48,328     20.2        47,238     19.6       196,156      19.4
  General and administrative                         24,453       9.7       92,632       8.9       26,087     10.9        25,298     10.5       104,700      10.4
  Restructuring expenses                              9,443       3.7       57,753       5.6            -        -             -        -        37,061       3.7
  Purchased in-process research and development           -         -          480       0.0        2,110      0.9             -        -         2,110       0.2
  Gain on sale of property, plant and equipment           -         -       (1,589)     (0.2)      (2,190)    (0.9)       (3,778)    (1.6)       (5,968)     (0.6)
  Gain on legal settlements                               -         -     (447,560)    (43.1)      (1,225)    (0.5)            -        -        (1,225)     (0.1)
  Loss on Japan consulting group held for sale            -         -            -         -            -        -         8,273      3.4         8,273       0.8
  Executive termination benefits                          -         -            -         -            -        -         9,409      3.9         9,409       0.9
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------
Total operating expense                             168,657      66.8      262,529      25.3      161,825     67.8       175,903     72.9       707,759      70.1
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Income (loss) from operations                          (921)     (0.4)     423,958      40.8       (4,751)    (2.0)      (15,246)    (6.3)      (31,162)     (3.1)
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Other income
  Investment income                                  12,209       4.8       42,658       4.1       15,405      6.5        13,003      5.4        55,867       5.5
  Other, net                                         (3,859)     (1.5)      (8,665)     (0.8)      (2,434)    (1.0)       (2,192)    (0.9)       (6,930)     (0.7)
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------
Other income, net                                     8,350       3.3       33,993       3.3       12,971      5.4        10,811      4.5        48,937       4.8
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Income (loss) from continuing operations,
  before income taxes                                 7,429       2.9      457,951      44.1        8,220      3.4        (4,435)    (1.8)       17,775       1.8

Income tax expense (benefit)                          6,869       2.7       86,660       8.3        4,978      2.1        (1,948)    (0.8)       18,457       1.8
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Income (loss) from continuing operations                560       0.2      371,291      35.7        3,242      1.4        (2,487)    (1.0)         (682)     (0.1)

Income from discontinued operations,
  before income taxes                                 2,752       1.1        8,191       0.8        2,621      1.1        12,165      5.0        14,292       1.4
Income tax expense (benefit)                          1,172       0.5        2,760       0.3        2,521      1.1        (2,871)    (1.2)          806       0.1
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------
Income from discontinued operations                   1,580       0.6        5,431       0.5          100      0.0        15,036      6.2        13,486       1.3
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Income before cumulative effect of a
  change in accounting principle                      2,140       0.8      376,722      36.3        3,342      1.4        12,549      5.2        12,804       1.3

Cumulative effect of a change in
  accounting principle                                    -         -            -         -            -        -          (897)    (0.4)         (897)     (0.1)
                                                ------------ --------- ------------ --------- ------------ --------  ------------ --------  ------------  --------

Net income                                          $ 2,140       0.8    $ 376,722      36.3      $ 3,342      1.4      $ 11,652      4.8      $ 11,907       1.2
                                                ============ ========= ============ ========= ============ ========  ============ ========  ============  ========

Income (loss) available to common
stockholders - diluted:
  Continuing operations                               $ 430       0.2    $ 373,183      35.9      $ 3,182      1.3      $ (2,534)    (1.0)
                                                ============ ========= ============ ========= ============ ========  ============ ========
  Net income                                        $ 1,910       0.8    $ 378,159      36.4      $ 3,178      1.3      $ 11,554      5.4
                                                ============ ========= ============ ========= ============ ========  ============ ========

Income (loss) per share available
to common stockholders - diluted:
  Continuing operations                              $ 0.00                 $ 0.85                 $ 0.01                $ (0.01)
  Net income                                         $ 0.00                 $ 0.86                 $ 0.01                 $ 0.03

Weighted average shares - diluted                   385,377                440,585                385,320                340,127

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                          Novell, Inc.
                                         Unaudited Trended Solutions and Segment Revenue
                                                        (In thousands)

                                                                                          Fiscal Year                                                                      Trailing Four
Revenue by solution                                              Q3 2005%          2005           %         Q2 2006          %          Q3 2006         %          Quarters          %
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------

IT software and solutions

  Systems, security and identity management
    Resource management                                            $ 32,881       13.0       $ 144,358      13.9         $ 33,799      14.2          $ 33,600     13.9         $ 150,737       14.9
    Identity and access management                                   17,845        7.1          74,936       7.2           22,347       9.4            26,053     10.8            96,928        9.6
    Other systems, security and identity management products          5,393        2.1          21,022       2.0            5,061       2.1             4,110      1.7            19,093        1.9
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------
  Total systems, security and identity management                    56,119       22.2         240,316      23.1           61,207      25.6            63,763     26.4           266,758       26.4
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------

  Open platform solutions
    Linux platform products                                           8,910        3.5          35,836       3.4           10,307       4.3            11,590      4.8            42,108        4.2
    Other open platform products                                      4,609        1.8          17,761       1.7            1,101       0.5             3,407      1.4            11,323        1.1
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------
  Total open platform solutions                                      13,519        5.4          53,597       5.2           11,408       4.8            14,997      6.2            53,431        5.3
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------

  Workspace solutions
    Open Enterprise Server                                           30,964       12.3          85,331       8.2           45,719      19.2            45,204     18.7           180,575       17.9
    NetWare and other NetWare-related                                36,533       14.5         193,549      18.6           11,566       4.8             9,592      4.0            67,221        6.7
    Collaboration                                                    23,321        9.2          99,422       9.6           22,830       9.6            25,276     10.5            99,887        9.9
    Other workspace products                                          6,762        2.7          30,842       3.0            7,210       3.0             4,141      1.7            26,056        2.6
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------
  Total workspace solutions                                          97,580       38.7         409,144      39.4           87,325      36.6            84,213     34.9           373,739       37.0
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------

    Total software-related licenses and maintenance                 167,218       66.3         703,057      67.7          159,940      67.0           162,973     67.5           693,928       68.7

  Global services                                                    85,164       33.7         336,166      32.3           78,786      33.0            78,379     32.5           316,062       31.3
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------

Total net revenue by solution                                     $ 252,382      100.0     $ 1,039,223     100.0        $ 238,726     100.0         $ 241,352    100.0       $ 1,009,990      100.0
                                                              ==============  ========= ===============  ========  ===============  ========   =============== ========   ===============  =========

Revenue by segment

  Americas                                                        $ 135,476       53.7       $ 537,198      51.7        $ 129,344      54.2         $ 136,660     56.6         $ 541,956       53.7
  EMEA                                                               92,633       36.7         407,998      39.3           86,580      36.3            83,819     34.7           380,005       37.6
  Asia Pacific                                                       24,273        9.6          94,027       9.0           22,802       9.6            20,873      8.6            88,029        8.7
                                                              --------------  --------- ---------------  --------  ---------------  --------   --------------- --------   ---------------  ---------

Total net revenue by segment                                      $ 252,382      100.0     $ 1,039,223     100.0        $ 238,726     100.0         $ 241,352    100.0       $ 1,009,990      100.0
                                                              ==============  ========= ===============  ========  ===============  ========   =============== ========   ===============  =========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                         Novell, Inc.
                                         Unaudited Trended Solutions Revenue by Software Licenses and Maintenance and Services
                                                                        (In thousands)

                                                                           Fiscal Year                                                            Trailing Four
                                                     Q3 2005%         2005          %       Q2 2006         %        Q3 2006        %        Quarters        %
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
IT software and solutions

  Systems, security and identity management
    Resource management
      Software licenses                                 $ 8,194      3.2      $ 46,539       4.5       $ 7,105      3.0         $ 8,760      3.6       $ 46,462      4.6
      Maintenance and services                           24,687      9.8        97,819       9.4        26,694     11.2          24,840     10.3        104,275     10.3
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                         32,881     13.0       144,358      13.9        33,799     14.2          33,600     13.9        150,737     14.9
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
    Identity and access management
      Software licenses                                   5,837      2.3        31,714       3.1         7,781      3.3          11,947      5.0         44,353      4.4
      Maintenance and services                           12,008      4.8        43,222       4.2        14,566      6.1          14,106      5.8         52,575      5.2
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                         17,845      7.1        74,936       7.2        22,347      9.4          26,053     10.8         96,928      9.6
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------

    Other systems, security and identity management products
      Software licenses                                   2,011      0.8         7,650       0.7         1,756      0.7           1,039      0.4          6,492      0.6
      Maintenance and services                            3,382      1.3        13,372       1.3         3,305      1.4           3,071      1.3         12,601      1.2
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                          5,393      2.1        21,022       2.0         5,061      2.1           4,110      1.7         19,093      1.9
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
  Open platform solutions
    Linux platform products
      Software licenses                                       -        -             -         -             -        -               -        -              -        -
      Maintenance and services                            8,910      3.5        35,836       3.4        10,307      4.3          11,590      4.8         42,108      4.2
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                          8,910      3.5        35,836       3.4        10,307      4.3          11,590      4.8         42,108      4.2
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
    Other open platform products
      Software licenses                                     219      0.1           268       0.0            74      0.0             123      0.1            622      0.1
      Maintenance and services                            4,390      1.7        17,493       1.7         1,027      0.4           3,284      1.4         10,701      1.1
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                          4,609      1.8        17,761       1.7         1,101      0.5           3,407      1.4         11,323      1.1
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
  Workspace solutions
    Open Enterprise Server
      Software licenses                                  11,797      4.7        34,862       3.4         9,225      3.9           9,071      3.8         45,111      4.5
      Maintenance and services                           19,167      7.6        50,469       4.9        36,494     15.3          36,133     15.0        135,464     13.4
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                         30,964     12.3        85,331       8.2        45,719     19.2          45,204     18.7        180,575     17.9
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
    NetWare and other NetWare-related
      Software licenses                                   8,871      3.5        52,248       5.0         5,876      2.5           5,961      2.5         26,601      2.6
      Maintenance and services                           27,662     11.0       141,301      13.6         5,690      2.4           3,631      1.5         40,620      4.0
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                         36,533     14.5       193,549      18.6        11,566      4.8           9,592      4.0         67,221      6.7
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
    Collaboration
      Software licenses                                   5,913      2.3        26,636       2.6         4,543      1.9           7,570      3.1         25,948      2.6
      Maintenance and services                           17,408      6.9        72,786       7.0        18,287      7.7          17,706      7.3         73,939      7.3
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                         23,321      9.2        99,422       9.6        22,830      9.6          25,276     10.5         99,887      9.9
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
    Other workspace products
      Software licenses                                   2,786      1.1        13,886       1.3         3,703      1.6             964      0.4         10,122      1.0
      Maintenance and services                            3,976      1.6        16,956       1.6         3,507      1.5           3,177      1.3         15,934      1.6
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                          6,762      2.7        30,842       3.0         7,210      3.0           4,141      1.7         26,056      2.6
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------

  Total software-related licenses and maintenance
      Software licenses                                  45,628     18.1       213,803      20.6        40,063     16.8          45,435     18.8        205,711     20.4
      Maintenance and services                          121,590     48.2       489,254      47.1       119,877     50.2         117,538     48.7        488,217     48.3
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------
                                                        167,218     66.3       703,057      67.7       159,940     67.0         162,973     67.5        693,928     68.7
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------

  Global services                                        85,164     33.7       336,166      32.3        78,786     33.0          78,379     32.5        316,062     31.3
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------

Total net revenue
    Software licenses                                    45,628     18.1       213,803      20.6        40,063     16.8          45,435     18.8        205,711     20.4
    Maintenance and services                            206,754     81.9       825,420      79.4       198,663     83.2         195,917     81.2        804,279     79.6
                                                   ------------- -------- -------------  -------- -------------  -------   ------------- --------  -------------  -------

Total net revenue                                     $ 252,382    100.0   $ 1,039,223     100.0     $ 238,726    100.0       $ 241,352    100.0    $ 1,009,990    100.0
                                                   ============= ======== =============  ======== =============  =======   ============= ========  =============  =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                        Novell, Inc.
                Major IT Software and Solutions Included Within Reported Line Items

                         Systems, Security and Identity Management

                                Resource Management

                                      > ZENworks Suite
                                      > ZENworks Patch Management
                                      > ZENworks Asset Management
                                      > ZENworks Linux Management

                                Identity and Access Management

                                      > Identity Manager
                                      > SecureLogin
                                      > iChain
                                      > Sentinel

                                Other Systems, Security and Identity Management Products

                                      > Web Services
                                      > eDirectory

                         Open Platform Solutions

                                Open Enterprise Server

                                      > Open Enterprise Server

                                Linux Platform Products

                                      > SUSE LINUX Enterprise Server
                                      > Linux Desktop

                                Other Open Platform Products

                                      > openSUSE (formerly SUSE LINUX Professional)
                                      > SUSE Engineering

                         Workspace Solutions

                                NetWare and Other NetWare-Related

                                      > NetWare
                                      > Cluster Services

                                Collaboration

                                      > GroupWise

                                Other Workspace Products

                                      > BorderManager

                         Global Services

                                > IT Consulting Services
                                > Technical Support Services
                                > Training Services